SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

X	Filed by the Registrant
	Filed by a Party other than the Registrant

Check the appropriate box:
	Preliminary Proxy Statement
X	Definitive Proxy Statement
	Definitive Additional Materials
	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 Confidential, For Use of the Commission Only
(as permitted by Rule 14a6(e)(2))

EYI INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.

	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) 	Title of each class of securities to which transaction applies:
(2) 	Aggregate number of securities to which transaction applies:
(3) 	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) 	Proposed maximum aggregate value of transaction:
(5) 	Total fee paid:

	Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) 	Amount previously paid:
(2) 	Form, Schedule or Registration Statement No.:
(3) 	Filing Party:
(4) 	Date Filed:



EYI INDUSTRIES, INC.


Dear Shareholder:

You are cordially invited to attend the special meeting of Shareholders of EYI Industries, Inc. The special meeting will be held at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, 10100 Santa Monica Boulevard, Seventh Floor, Los Angeles, California 90062, on August 22, 2006.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of EYI's Board of Directors.

We hope to see you at the meeting.

Sincerely,


/s/ Jay Sargeant


President, CEO and Director

July 20, 2006




EYI INDUSTRIES, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 22, 2006

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of EYI Industries Inc. will be held at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP,
10100 Santa Monica Boulevard, Seventh Floor, Los Angeles, California 90062, on August 22, 2006, beginning at 9:30 a.m., Pacific Daylight Time, for the following purposes:

1. 	To approve an amendment to EYI's Articles of Incorporation to increase the number of shares of authorized common stock, par value $0.01, from 1,000,000,000 to 3,000,000,000 shares

2. 	To consider such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on July
20, 2006,as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any adjournment thereof.
A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Annual Meeting at EYI's corporate offices at 7865 Edmonds Street, Burnaby, BC V3N 1B9.


YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

IMPORTANT
You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time. PLEASE
NOTE THAT ATTENDANCE AT THE MEETING WILL BE LIMITED TO STOCKHOLDERS OF
EYI INDUSTRIES,INC. AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING ADMISSION TICKETS OR OTHER EVIDENCE OF
OWNERSHIP. THE ADMISSION TICKET IS DETACHABLE FROM YOUR PROXY CARD.
IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF
EYI INDUSTRIES STOCK TO GAIN ADMISSION TO THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ Jay Sargeant
President, CEO, and Director






July 20, 2006
Burnaby, British Columbia






Proxy Statement for
Special Meeting of Stockholders of
EYI INDUSTRIES, INC.
To Be Held on August 22, 2006

TABLE OF CONTENTS

ABOUT THE MEETING	1
PROPOSAL  INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK 3
DESCRIPTION OF SECURITIES	5
EXECUTIVE COMPENSATION	8
FISCAL YEAR END OPTIONS/SAR VALUES	10
PRINCIPAL HOLDERS OF VOTING SECURITIES	13
PRINCIPAL ACCOUNTANT FEEES AND SERVICES	15
OTHER MATTERS TO BE ACTED UPON  AT THE SPECIAL MEETING OF STOCKHOLDERS	16
ADDITIONAL INFORMATION	16
APPENDIX A	A-1





EYI INDUSTRIES, INC.

PROXY STATEMENT

       This proxy statement contains information related to the Special
Meeting of EYI, a Nevada corporation, to be held at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, 10100 Santa Monica Boulevard, Seventh Floor, Los Angeles, California 90062, on August 22, 2006, beginning at 9:30 a.m., Pacific Daylight Time, and at any postponements or adjournments thereof, for the purposes set forth herein. This proxy statement, the enclosed proxy, a copy of EYI's Annual Report to Stockholders for the fiscal year ended December
31, 2005 and a copy of EYI's Quarterly Report for the quarter ended March 31, 2006 are first being mailed on or about July 21, 2006, to all stockholders entitled to vote. EYI is making this proxy solicitation.

ABOUT THE MEETING

What is the purpose of the special meeting?

       At EYI's Special Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, which relates to an increase in the number of shares of authorized common stock, par value $0.01, to 3,000,000,000 shares.

Who is entitled to vote?

       Only shareholders of record on the close of business on the record date, July 20, 2006, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. The holders of common stock vote together as a single class.

See "Description of Securities."

Who can attend the special meeting?

       All shareholders as of the record date, or their duly appointed proxies,may attend the Special Meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:00 a.m., and seating will begin at 9:15 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

       Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

       The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, the shareholders held a total of 269,593,647 votes.
As such, holders of at least 53,918,729 votes (i.e., 20% of our issued and outstanding common stock) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

       If you complete and properly sign the accompanying proxy card and return it to EYI, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the i nstitution that holds their shares.


What if I do not specify how my shares are to be voted?

       If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

Can I change my vote after I return my proxy card?

       Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of EYI either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

       Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of such item in this proxy statement. In summary, the Board recommends a vote:

"FOR" the approval of increase in the number of shares of authorized common stock,par value $0.01, from 1,000,000,000 to 3,000,000,000 shares (see page 3).

       With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

       Approval of an Increase to the Number of Shares of Authorized Common Stock. For the approval of the Increase to the Number of Shares of Authorized Common Stock, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote will be required for approval. A properly executed proxy marked "Abstain" with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

Accordingly, an abstention will have the effect of a negative vote.

       If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.


PROPOSAL - INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General Information

       EYI's Board of Directors has authorized an amendment to EYI's Articles of Incorporation to increase the number of authorized shares of common stock from 1,000,000,000 to 3,000,000,000. As of July 14, 2006, there were 266,893,427, shares of common stock outstanding. The additional shares will be issuable for proper corporate purposes, such the issuance of common stock upon the exercise of outstanding options and warrants; conversion of outstanding convertible debentures; and for dividends or splits. As at July 19, 2006 the following shares are required for issuance upon conversion of outstanding: (i) stock options 8,939,750,
(ii) warrants 129,538,868 and (iii) convertible debentures 310,826,100 (based on the closing price of EYII.OB on July 19, 2006). EYI has no present plans to issue any shares of common stock for dividends or splits. EYI has no current intentions or understandings to issue additional authorized shares of common stock other than with respect to the issuance of common stock in connection with the exercise of outstanding stock options, warrants or conversion of outstanding convertible debentures, dividends and splits.

Stockholder approval of the amendment to EYI's Certificate of Incorporation to increase the authorized shares of common stock will give EYI greater flexibility by permitting such stock to be issued without the delay of obtaining stockholder approval. The Board of Directors believes it to be in the best interests of EYI to increase the number of authorized shares of common stock to ensure that adequate shares are available for issuance if such issuance becomes desirable.

Additional Information About The Vote

   There are possible negative ramifications associated with authorizing additional shares of common stock. These include the following:

Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

The issuance of authorized but unissued stock could be used to deter a potential takeover of EYI that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with EYI's Board of Directors' desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. EYI does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

      The additional shares of common stock authorized would become part of EYI's existing class of common stock and would have the same rights and privileges as the shares of common stock presently outstanding. All outstanding shares of common stock will continue to have one vote per share. There are no preemptive rights with respect to EYI's common stock.

       The Board of Directors of EYI has the authority to issue shares of preferred stock authorized in one or more series and to fix the powers, designations,rights, preferences and restrictions thereof, including liquidation preferences and rights as to dividends, conversion, voting and redemption, and the number of shares constituting each series, without any further vote or action by EYI's shareholders. The issuance of a series of preferred stock in certain circumstances, based on its terms, may delay or prevent a change in control of EYI, may discourage bids for the common stock at a premium over the market price of the common stock and may directly affect the market price of and the voting and other rights of holders of common stock. EYI currently has no plans to issue any further series of preferred stock.

       If the amendment to our Articles of Incorporation is adopted, an amendment to the Articles of Incorporation of EYI shall be filed with the Nevada Secretary of State so that Section 3 shall be as follows:

"The total number of shares of capital stock that the Corporation is authorized to issue is 2,510,000,000, which are to be divided into two classes as follows: 3,000,000,000 shares of common stock, par value $0.001 per share; and 10,000,000shares of preferred stock, par value $0.001 per share.

Vote Required For An Increase In Authorized Shares Of Common Stock

       Approval of an amendment to EYI's Articles of Incorporation to increase the number of authorized shares of common stock will require that the holders of at least a majority of the outstanding shares entitled to vote thereon vote "FOR".

Recommendation Of The Board Of Directors

       Our Board of Directors unanimously recommends a vote "FOR" the approval of an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock, $0.001 par value, from 1,000,000,000 to 3,000,000,000 shares.

DESCRIPTION OF SECURITIES

       The following description of our capital stock and certain provisions of our Articles of Incorporation and By-Laws is a summary. For additional information,please refer to our Articles of Incorporation, as amended, and By-Laws, as amended.

Common Stock

       Our Articles of Incorporation authorize the issuance of 1,000,000,000 shares of common stock, $0.001 par value per share. As of July 20, 2006, 269,593,647 shares of common stock were issued and outstanding. The following description is a summary of the capital stock of EYI Industries and contains the material terms of the capital stock. Additional information can be found in EYI Industries' Articles of Incorporation and Bylaws.

       Each holder of our common stock is entitled to one vote per share of common stock standing in such holder's name on our records on each matter submitted to a vote of our stockholders, except as otherwise required by law. Holders of our common stock do not have cumulative voting rights so that the holders of more than 50% of the combined shares of our common stock voting for the election of directors may elect all of the directors if they choose to do so and, in that event, the holders of the remaining shares of our common stock will not be able to elect any members to our board of directors. Holders of our common stock are entitled to equal dividends and distributions, per share, when, as and if declared by our board of directors from funds legally available. Holders of our common stock do not have preemptive rights to subscribe for any of our securities nor are any shares of our common stock redeemable or convertible into any of our other securities. If we liquidate, dissolve or wind up our business or affairs, our assets will be divided up pro-rata on a share-for-share basis among the holders of our common stock after creditors and preferred shareholders, if any, are paid.

Preferred Stock

       Our Articles of Incorporation authorize the issuance of 10,000,000 shares of preferred stock, $0.001 par value per share, the designation and rights of which are to be determined by our Board of Directors. As of July 20, 2006, no shares of preferred stock were issued and outstanding.

       Our Board of Directors has authority, without action by the shareholders,to issue all or any portion of the authorized but unissued preferred stock in one or more series and to determine the voting rights, preferences as to dividends and liquidation, conversion rights,and other rights of such series. We consider it desirable to have preferred stock available to provide increased flexibility in structuring possible future acquisitions and financing and in meeting corporate needs which may arise. If opportunities arise that would make desirable the issuance of preferred stock through either public offering or private placements, the provisions for preferred stock in our Articles of Incorporation would avoid the possible delay and expense of a shareholder's meeting, except as may be required by law or regulatory authorities. Issuance of the preferred stock could result, however, in a series of securities outstanding that will have certain preferences with respect to dividends and liquidation over the common stock which would result in dilution of the income per share and net book value of the common stock. Issuance of additional common stock pursuant to any conversion right which may be attached to the terms of any series of preferred stock may also result in dilution of the net income per share and the net book value of the common stock. The specific terms of any series of preferred stock will depend primarily on market conditions, terms of a proposed acquisition or financing, and other factors existing at the time of issuance. Therefore, it is not possible at this time to determine in what respect a particular series of preferred stock will be superior to our common stock or any other series of preferred stock which we may issue. Our Board of Directors may issue additional preferred stock in future financing, but has no current plans to do so at this time.

       The issuance of preferred stock could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock. We intend to furnish holders of our common stock annual reports containing audited financial statements and to make public quarterly reports containing unaudited financial information.



Convertible Debentures

Summary Of Warrants


   Period         Issued        Purchase    Aggregate       Details
   Issued         Warrants	 Price	    Value	of Issuance
4th Quarter 2003  3,668,413	$   -	$    -	        Balance of Safe ID warrants
1st Quarter 2004    857,143	$ 0.20	$  171,429	Private Placement $0.14 per unit; warrants exercise price is $0.30
                    609,312	$ 0.30	$  182,794	Private Placement $0.21 per unit; warrants exercise price is $0.30
	            916,667	$ 0.24	$    -	        Balance of reverse acq./share exchange not properly determined
                                                        December 31, 2003(expired)
2nd Quarter 2004  5,476,190	$ 0.21	$1,150,000	Pursuant to an Agreement with Eyewonder dated May 4, 2004
	            566,833	$ 0.30	$  170,050	Private Placement $0.21 per unit; warrants exercise price is $0.30
	             26,129	$ 0.31	$    8,100	Pursuant to an agreement dated May 25, 2004 with Source Capital Group, Inc.
2nd Quarter 2005  1,000,000	$ 0.02	$   20,000	Private Placement $0.02 per unit, warrant exercise price is $0.02
Total	         13,120,687	      $  1,702,372


Summary of Stock Options

   Date of       Number of     Exercise     Options    Vesting                  Capacity
   Grant         Options    Price (US)   Exercised  Period                   of Grant

March 30, 2004   3,200,000      $0.165	3,200,000  March 30, 2004	      Consultant
	         1,000,000      $0.165	1,000,000  March 30,2004	      Employee
April 5, 2004	 1,439,000	$0.20	  300,000  50% August 5, 2004         Canadian Consultants and Employees
                                                   and 50% August 5, 2005
April 5, 2004	 2,990,000	$0.20	   36,360  Fully vested upon issuance Senior Management and Executives
April 30, 2004	 6,400,000	$0.19	        0  Fully vested upon issuance Consultants (Executive Officers)
April 30, 2004	 2,910,000	$0.19		0  50% October 1, 2004
                                                   and 50% October 1, 2005    US Consultants providing services
                                                                              in various to EYI
April 30, 2004	 2,000,000	$0.19		0  Vesting on October 1, 2004 Consultant working with EYI with respect to productsin Latin Countries

June 1, 1004	   100,000      $0.22		0  Vesting on August 1, 2004  Consultant working with EYI in assisting in the development and marketing of new EYI products
July 2, 2004	   100,000      $0.26		0  50% October 4, 2004
                                                   and 50% October 4, 2005    Consultants providing assistance to EYI
                                                                              Senior Management
September30,2004 2,650,000	$0.11	  400,250  Vesting on September 30,2004	Senior Management/Consultants
October 13, 2004   500,000	$0.08	  250,000  Vesting October 13, 2004   Consultant
November 1,2004	   250,000	$0.20		0  50% February 1 2005
                                                   and 50% February 1 2006    Consultant
December 27,2004 7,450,000	$0.08	  100,000  100% December 31, 2004     Senior Management/Consultants and Employees
February 9, 2005 6,000,000	$0.06   3,000,000  100% February 9, 2005      Senior Management
March 10, 2005	   250,000	$0.04	  250,000  100% March 10, 2005	      Consultant
May 30, 2005	   500,000	$0.03		0  100% May 30, 2005	      Senior Management
June 1, 2005	   500,000	$0.10		0  50% October 1, 2005
                                                   and 50% August 1, 2006     Consultant
November 29, 2005  140,000	$0.02		0  50% May 29, 2006
                                                   and 50% November 29, 2006  Employees



***	In addition under an Agreement dated May 4, 2004, EYI Industries has agreed to issue options to purchase 1,100,000 shares of common stock at a price of $0.22 per share to certain individuals designated by Eyewonder.



Secured Convertible Debentures

       On April 24, 2006, we entered into a secured convertible debenture transaction with Cornell Capital Partners, Taib Bank, B. S. C. and Certain Wealth, Ltd. in the principal amount of $4,500,000. Pursuant to a Securities Purchase Agreement, on April 24, 2006 EYI Industries received net proceeds of $1,305,000, associated with the issuance of secured convertible debentures in the principal amount of $1,500,000 and we will issue additional secured convertible debentures in the principal amount of $1,500,000 two (2) business days prior to filing the accompanying registration statement and we will issue additional secured convertible debentures in the principal amount of $1,500,000 two (2) business days prior to the accompanying registration statement being declared effective by the Securities and Exchange Commission. On June 8, 2006, we received net proceeds of $1,350,000, associated with the issuance of the second tranche of secured convertible debentures in the principal amount of $1,500,000. On June 20, 2006, we receive net proceeds of $1,350,000, associated with the issuance of the third tranche of secured convertible debentures in the principal amount of $1,500,000, in the following amounts: $750,000 to Cornell Capital Partners, $416,667 to TAIB Bank, B. S. C., and $333,333 to Certain Wealth, Ltd. The secured convertible debentures are convertible at the holder's option any time up to maturity at a conversion price equal to the lower of (i) $0.06 or (ii) 80% of the lowest daily volume weighted average priceof our common stock for the 5 trading days immediately preceding the conversion date. The secured convertible debentures are secured by all of EYI Industries' assets. The secured convertible debentures accrue interest at a rate of 10% per year and have a term of 3 years. In the event the secured convertible debentures are redeemed, then EYI Industries will issue to the holders a warrant to purchase 100,000 shares for every $100,000 redeemed at an exercise price equal to 20% of the principal amount being redeemed. The holders purchased the secured convertible debentures from EYI Industries in a private placement on April 24, 2006. EYI Industries is registering in this offering 615,663,401 shares of common stock underlying the secured convertible debentures.

       Pursuant to the terms of the Securities Purchase Agreement and the issuance of our secured convertible debentures, on April 24, 2006 we issued to Cornell Capital Partners seventeen (17) warrants to purchase up to an aggregate 124,062,678 shares of our common stock at the discretion of Cornell Capital Partners (collectively, the "Warrants") each for good and valuable consideration. Pursuant to the terms of the Warrants, Cornell Capital Partners is entitled to purchase from us: (1) 10,416,650 shares of our common stock at $0.02 per share, (2) 13,888,866 shares of our common stock at $0.03 per share, (3) 10,416,650 shares of our common stock at $0.04 per share, (4) 8,333,320 shares of our common stock at $0.05 per share,
(5) 6,944,433 shares of our common stock at $0.  06 per share, (6)
5,952,371 shares of our common stock at $0.07 per share, (7) 11,250,000 shares of our common stock at $0.08 per share, (8) 10,000,000 shares of our common stock at $0.09 per share,(9) 19,000,000 shares of our common stock at $0.10 per share, (10) 8,181,818 shares of our common stock at $0.1 per share, (11) 7,500,000 shares of our common stock at $0.12 per share, (12) 3,333,333 shares of our common stock at $0.15 per share, (13) 2,500,000 shares of our common stock at $0.20 per share, (14) 2,000,000 shares of our common stock at $0.25 per share, (15) 1,666,666 shares of our common stock at $0.30 per share, (16) 1,428,571 shares of our common stock at,$0.35 per share and (17) 1,250,000 shares of our common stock at $0.40 per share upon surrender of the Warrants (or as subsequently adjusted pursuant to the terms of each Warrant). Each Warrant has "piggy back" registration rights and shall expire five (5) years from the date of issuance, on or about April 24, 2011.

Disclosure Of SEC Position On Indemnification For Securities Act Liabilities

       Our Articles of Incorporation, as well as our By-Laws provide for the indemnification of directors, officers, employees and agents of the corporation to the fullest extent provided by the corporate laws of the State of Nevada, as well as is described in the Articles of Incorporation and the By-Laws. These sections generally provide that the Company may indemnify any person who was or is a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative except for an action by or in right of the corporation by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation. Generally, no indemnification may be made where the person has been determined to be negligent or guilty of misconduct in the performance of his or her duties to the Company.

       Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of EYI Industries,pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable.

Anti-Takeover Effects Of Provisions Of The Articles Of Incorporation Authorized And Unissued Stock

       The authorized but unissued shares of our common and preferred stock are available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans.

EXECUTIVE COMPENSATION

The following table shows all the cash compensation paid by EYI Industries, as well as certain other compensation paid or accrued, during the fiscal years ended December 31, 2005, 2004 and 2003 to EYI Industries' named executive officers. No restricted stock awards, long-term incentive plan payouts or other types of compensation, other than the compensation identified in the chart below, were paid to these executive officers during these fiscal years.

SUMMARY COMPENSATION TABLE

                              Annual Compensation	          Long Term Compensation         All
   Name    Title   Year   Salary   Bonus   Other Annual
                                          Compensation Restricted    Options/LTIP payouts       Other
                                                       Stock Awarded SARs       ($)	        Compensation
Jay Sargeant(1)
President,
CEO and
Director
            2005  --	 --	 $240,000 (2)	 --      --     --  1,500,000   --   	         --
	    2004  --	 --	 $240,000 (2)	 --      --	--  4,200,000	--	         --
	    2003  --	 --	 $240,000 (2)	 --	 --	--	--      --               --

Dori O'Neill(3)
Chief
Operations
Officer,
Secretary,
Treasurer
And Director2005 --	 --	 $240,000 (4)	 --	--	--  1,500,000   --                --
	    2004 --	 --	 $240,000 (4)	 --	--	--  7,400,000   --                --
	    2003 --	 --	 $180,000 (4)	 --	--	--	--      --                --

Maurizio    2005 N/A    N/A      N/A             N/A   N/A     N/A     N/A      N/A               --
Forigo (5)  2004 N/A    N/A      N/A     	 N/A   N/A     N/A     N/A      N/A               --
Former      2003 --      --       --             --     --      --     --       --                --
President
and CEO

Notes:
(1) Mr. Sargeant was appointed as our President and Chief Executive Officer on December 31, 2003.

(2) We paid management consulting fees to Flaming Gorge, Inc., a private company controlled by Mr. Sargeant, our President, CEO and director, for his management of the operation of the company and our subsidiaries, reporting to the Board of Directors, and appointing managers to oversee certain departments. Mr. Sargeant was compensated at the rate of $20,000 per month, on a month to month basis commencing November 5, 2002. The agreement was for an initial five-year term, which is automatically renewable upon expiry of the five-year period on a year-to-year basis. Effective January 1, 2004, we extended the consulting agreement of Mr. Sargeant for an additional five years.

(3) Mr. O'Neill was appointed as our Executive Vice-President, Chief Operations Officer,Secretary, Treasurer on December 31, 2003.

(4) We paid management consulting fees to O'Neill Enterprises Inc., a private company controlled by Mr. O'Neill, our Executive
Vice-President, COO, Secretary, Treasurerand director, for the management of day to day activities andoperations of the company and our subsidiaries. Mr. O'Neill was compensated at the rate of $15,000 per month,on a month to month basis commencing November 5, 2002. The agreement was for an initial five-year term, which is automatically renewable upon expiry of the five-year period on a year-to-year basis. Effective January 1, 2004, we increased the consulting fees payable to Mr. O'Neill to $20,000 per month,and extended the term by five years.

(5) Mr. Forigo resigned as our President and CEO on Demember 31, 2003.

The following table contains information regarding options granted during the year ended December 31, 2005 to EYI Industries' named executive officers.


OPTION/SAR GRANTS TABLE

   Name   	   No. Of Securities Underlying   % Total Options/SARs    Exercise or Base    Expiration
                 Options/SARS Granted (#)     Granted to Employees     Price               Date
                                              in year ended December   ($ perShare)
					      31 2004%

Jay Sargeant        1,500,000              	20%                      0.06               02/09/07
President, Chief
Executive Officer
and Director

Dori O'Neill        1,500,000                   20%                      0.06               02/09/07
Chief Operations
Officer,
Secretary,
Treasurer
and Director




The following table contains information regarding options exercised in the year ended December 31, 2005,and the number of shares of common stock underlying options held as of December 31, 2005, by EYI Industries' named executive officers.

AGGREGATED OPTIONS/SAR EXERCISES
IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTIONS/SAR VALUES



  	 	  	 	  	 	   Number of Securities Underlying  	    Value of Unexercised
  	 	   Shares  	     	 	Unexercised Options/SARs  	 	In-the-Money Options/SARs
  	 	Acquired on  	Value  	 	at FY-End  	 	                at FY-End
  	 	Exercise  	Realized  	(#)  	 	                        ($)
   Name  	   (#)  	($)  	 	Exercisable  	 	Unexcersiable  	Exercisable  	Unexercsiable

Jay Sargeant
President,
Chief Executive
Officer and
Director  	   -- 	       $--	 	2,999,750	 	--  	 	 --  	 	   --


Dori O'Neill
Chief  Operations Officer, Secretary,
Treasurer  and Director
	 	  --           $--	        2,500,000    	 	--      	 --      	   --

Rajesh Raniga
Chief Financial   --           $--                450,000               --               --                --
Officer



Security Ownership Of Management

We are not aware of any arrangement that might result in a change in control in the future.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth certain information concerning all equity compensation plans previously approved by stockholders and all previous equity compensation plans not previously approved by stockholders, as of the most recently completed fiscal year. On February 17, 2004, our board of directors approved the Stock Compensation Program (the "Plan"). The Plan became effective on March 30, 2004. Under the Plan, options to purchase up to 25,000,000 shares of our common stock may be granted to our employees, officers, directors, and eligible consultants of our company. The Plan provides that the option price be the fair market value of the stock at the date of grant as determined by the Board of Directors. Options granted become exercisable and expire as determined by the Board of Directors.



EQUITY COMPENSATION PLAN INFORMATION AS AT JULY 20, 2006

   Plan Category    Number of securities     Weighted-average                Number of securities
                   to be issued upon         exercise price of outstanding remaining available for
                   exercise of outstanding   options, warrants and rights  issuance under equity
                   options, warrants and     (b)                           compensation plans
                   rights (a)                                              (excluding securities
                                                                           reflected in column (a)
                	                                                   (c)
Equity Compensation    Nil                    N/A                           N/A
Plans approved by
security holders

Equity Compensation   16,252,390              $0.14 per share	            211,000
Plans not approved
by security holders

Total    	      16,252,390              $0.14 per share    	    211,000







Stock Compensation Program

On February 17, 2004, we established our Stock Compensation Program.
The purpose of the Plan is to advance the interests of our company and our stockholders by strengthening our ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to our long term success and to provide incentives which are linked directly to increases in stock value which will inure to the benefit of all our stockholders. The Plan is administered by our Board of Directors or by a committee of two or more non-employee directors appointed by the Board of Directors (the "Administrator"). Subject to the provisions of the Plan, the Administrator has full and final authority to grant the awards of stock options and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto. Options granted under the Plan may be either "incentive stock options," which qualify for special tax treatment under the Internal Revenue Code of 1986, as amended, (the "Code"), nonqualified stock options or restricted shares.

       All of our employees and members of our Board of Directors are eligible to be granted options. Individuals who have rendered or are expected to render advisory or consulting services to us are also eligible to receive options. The maximum number of shares of our common stock with respect to which options or rights may be granted under the Plan to any participant is 25,000,000 shares, subject to certain adjustments to prevent dilution.

       The exact terms of the option granted are contained in an option agreement between us and theperson to whom such option is granted. Eligible employees are not required to pay anything to receive options. The exercise price for incentive stock options must be no less than 70% of the fair market value of the common stock on the date of grant. The exercise price for nonqualified stock options is determined by the Administrator in its sole and complete discretion. An option holder may exercise options from time to time, subject to vesting. Options will vest immediately upon death or disability of a participant and upon certain change of control events.

       The Administrator may amend the Plan at any time and in any manner, subject to the following: (1) no recipient of any award may, without his or her consent, be deprived thereof or of any of his or her rights thereunder or with respect thereto as a result of such amendment or termination; and (2) any outstanding incentive stock option that is modified, extended, renewed, or otherwise altered must be treated in accordance with Section 424(h) of the Code.

       The Plan terminates on March 30, 2014 unless sooner terminated by action of the Board of Directors. All awards granted under the Plan expire ten years from the date of grant, or such shorter period as is determined by the Administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of our common stock not purchased thereunder may again be available for issuance under the Plan.

       We filed a registration statement under the Securities Act of 1933, as amended, to register the 25,000,000 shares of our common stock reserved for issuance under the Plan on March 30, 2004.

Repricing of Options in 2004

       During the year ended December 31, 2004, our board of directors approved the re-pricing of: options to purchase 3,200,000 shares of our common stock granted in favor of Mr. Sargeant, our President and Chief Executive Officer on April 30, 2004 at a price of $0.19; and (ii) options to purchase 3,200,000 shares of our common stock granted in favor of Mr. O'Neill, our Chief Operating Officer on April 30, 2004 at a price of $0.19. The option price was reduced to $0.08 per share in order that the exercise price was more reflective of the then current trading price of our common stock and in order to provide a continuing performance incentive. The 6,400,000 options were cancelled on December 27, 2004 and 3,200,000 options were issued on December 27, 2004 to each of Mr. O'Neill and Mr. Sargeant to replace their cancelled options. The options have an $0.08 exercise price and expire December 27, 2006.
On February 9, 2005 the Company cancelled 3,200,000 options for both
Mr. O'Neill and Mr. Sargeant. On the same date the Company issued 1,500,000 options at $0.06 to both Mr. O'Neill and Mr. Sargeant.


Compensation Arrangements

Compensation Of Directors

       All of our directors receive reimbursement for out-of-pocket expenses for attending Board of Directors meetings. From time to time we may engage certain members of the Board of Directors to perform services on behalf of the Company and may compensate such persons for the performance of those services.

       In November 2002, we entered into a consulting agreement with Flaming Gorge, Inc., a company controlled by Jay Sargeant, our President, Chief Executive Officer and a member of our Board of Directors. Pursuant to this agreement, we agreed to pay Flaming Gorge, Inc. $20,000 per month in consideration of management consulting services provided by Mr. Sargeant to us. The agreement automatically renews on a year-to-year basis at the end of the initial five (5) year term. Effective January 1, 2004, we extended the term of the agreement for five years.

       In November 2002, we entered into a consulting agreement with O'Neill Enterprises, Inc.,a company controlled by Dori O'Neill, our Executive
Vice President, Chief Operations Officer,Secretary, Treasurer and a member of our Board of Directors. Pursuant to the agreement, we agreed to pay $15,000 per month in consideration of management consulting services provided by Mr. O'Neill to us. This agreement automatically renews on a year-to-year basis at the end of the initial five (5) year term.
Effective January 1, 2004, we increased the consulting fees payable to O'Neill Enterprises, Inc., to $20,000 per month for management consulting services provided by Mr. O'Neill and extended the term for five years.

Long-Term Incentive Plans

       We do not have any long-term incentive plans, pension plans, or similar compensatory plans for our directors or executive officers.

PRINCIPAL HOLDERS OF VOTING SECURITIES

Security Ownership Of Certain Beneficial Owners And Management

       The following table sets forth information about the beneficial ownership of our common stock as of July 20, 2006 by each person who we know is the beneficial owner of more than 5% of the outstanding shares of common stock each of our directors or those nominated to be directors, and executive officers, and all of our directors and executive officers as a group.


   Title of Class     Name and Address    Amount and Nature       Percentage
                   of Beneficial Owner of Beneficial Ownership of Common Stock(1)

Directors and Executive Officers

Common Stock	  Jay Sargeant	           44,958,896	           16.67%
	          3324 Military Avenue     Direct
                  Los Angeles,California   and Indirect(2)

Common Stock	  Dori O'Neill	           12,363,361	           4.58%
	          6520 Walker Avenue       Direct
                  Burnaby,British Columbia and Indirect (3)
                  Canada

Common Stock	  Rajesh Raniga	           700,000 shares	    *
	          13357-56 Avenue          Direct
                  Surrey, British Columbia and Indirect(4)
                  Canada

Common Stock	  All Directors and Executive
		  Officers as a Group      57,672,257 shares
		  (Three Persons)	   Direct and Indirect    21.39%

Holders of More than 5% of Our Common Stock

Common Stock	Barry Larose	           22,067,084 shares(5)    8.18%
	        20080 84th Avenue          Indirect
                Langley, British Columbia
                Canada

Common Stock	Jay Sargeant	           44,958,896	          16.67%
	        3324 Military Avenue       Direct and Indirect(2)
                Los Angeles, California

Common Stock	Dori O'Neill	           12,363,361	           4.58%
	        6520 Walker Avenue         Direct and Indirect (3)
                Burnaby, British Columbia
                Canada

Notes
*	Less than 1%.

(1) Applicable percentage of ownership is based on 269,593,647 shares of common stock outstanding as of July 20, 2006 together with securities exercisable or convertible into shares of common ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) The shares are held as follows: (i) 146,419 shares are held by Mr. Jay Sargeant (ii)50,000 shares are held by Northern Colorado, Inc., a company controlled by Mr. Sargeant;(iii) 42,462,727 shares are held by Viper Network,Inc., a company controlled by Mr. Sargeant; (iv) 2,299,750 shares which may be acquired by Mr. Sargeant on exercise of incentive stock options within 60 days of July 20, 2006.


(3) The shares are held as follows: 2,454,500 shares of our common stock are held by Dori O'Neill directly, 7,308,861 shares are held by O'Neill Enterprises Inc., a company controlled by Mr. O'Neill and 2,500,000 shares may be acquired by Mr. O'Neill on exercise of incentive stock options within 60 days of July 20, 2006.

(4) Consists of 250,000 shares held directly by Mr. Raniga and 100,000 shares which may be acquired by Mr. Raniga on exercise of incentive stock options within 60 days of July 20, 2006.

(5) Barry LaRose indirectly holds 22,067,084 shares which are currently held in trust.


PRINCIPAL ACCOUNTANT FEEES AND SERVICES

Audit Fees

       The aggregate fees billed for the two most recently completed fiscal years ended December 31, 2005 and 2004 for professional services rendered by the principal accountant for the audit of the Corporation's annual financial statements and review of the financial statements included in our Quarterly Reports on Form 10-QSB, and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods, were as follows:


                                             Year Ended
Year Ended
                                             December 31,       December 31,
					     2005              2004


Audited Related Fees
$           56,664
$         106,500

Tax Fees
                                                   5,823                 0

All Other Fees
1,899
0

Total
$           64,386
$         106,500






OTHER MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING OF STOCKHOLDERS

       The management of EYI knows of no other matters to be presented at the Special Meeting. Should any matter requiring a vote of the stockholders other than those listed in this Proxy Statement arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

ADDITIONAL INFORMATION

       Proxy Solicitation Costs. EYI is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by EYI. Officers and regular employees of EYI may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. EYI will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

       Incorporation by Reference. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to EYI's Annual Report on Form 10-KSB for the year ended December 31, 2005, which are being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.

July 20, 2006
/s/ Jay Sargeant


Burnaby, British Columbia


                                       President, CEO and Director








APPENDIX A

REVOCABLE PROXY

EYI INDUSTRIES, INC.

The undersigned hereby appoints JAY SARGEANT and DORI O'NEILL, or each of them individually,with full power of substitution, to act as proxy and to represent the undersigned at the 2006
Annual Meeting of shareholders and to vote all shares of common stock of EYI Industries, Inc. which the undersigned is entitled to vote if personally present at said meeting to be held at THE OFFICES OF KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP, 10100 SANTA MONICA BOULEVARD, SEVENTH FLOOR, LOS ANGELES,CALIFORNIA 90062, on
August 22, 2006, beginning at 9:30 a.m., Pacific Daylight Time, and at all postponements or adjournments thereof upon all business as may properly come before the meeting with all the powers the undersigned would possess if then and there personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERDSIGNED. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED "FOR" PROPOSAL ONE. SUCH PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH REPSECT TO
ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

(CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

PLEASE RETAIN THIS ADMISSION TICKET
FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
EYI INDUSTRIES, INC.
AT THE OFFICES OF KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP
10100 SANTA MONICA BOULEVARD, SEVENTH FLOOR
LOS ANGELES, CALIFORNIA  90062

AUGUST 22, 2006
9:30 A.M., PACIFIC DAYLIGHT TIME

PRESENT THIS TICKET
TO A EYI INDUSTRIES, INC. REPRESENTATIVE
AT THE ENTRANCE TO THE MEETING ROOM


Vote By Mail
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to EYI Industries, Inc., c/o Jay Sargeant, 7865 Edmonds Street,
Burnaby, British Columbia, Canada V3N 1B9.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT
THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING
IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED,
WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD BELOW.

IF YOU PLAN TO ATTEND THE  SPECIAL MEETING OF STOCKHOLDERS,
PLEASE MARK THE APPROPRIATE BOX ON
THE PROXY CARD BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

EYI INDUSTRIES, INC.

Vote on Proposals

1. 	To approve an amendment to EYI's Articles of
Incorporation to increase the number of shares of authorized common stock, par value $0.001, from 1,000,000,000 to 3,000,000,000 shares.

           FOR

AGAINST

ABSTAIN



2. 	To transact such other business as may properly come
before the meeting or any adjournments or postponements thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE
OF SPECIAL MEETING AND PROXY STATEMENT OF THE COMPANY.

Please sign your name exactly as it appears on your stock certificate. When signing as attorney-in-fact,executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If signer is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.

Please indicate if you plant to attending this meeting:
Yes

No












Signature
 Date
  Signature (Joint Owners)
   Date